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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 15, 2005
                                                        -----------------



                          LYNCH INTERACTIVE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



   Delaware                        1-15097                      06-1458056
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 (State of other                (Commission File                (IRS Employer
 Jurisdiction of                   Number)                      Identification)
 Incorporation)



                  401 Theodore Fremd Avenue Rye, New York 10580
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) Zip Code



    Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                        ------------

ITEM 5.02 (b).  Resignation of Director.
                -----------------------

     Effective December 15, 2005 Mr. Daniel R. Lee resigned from the Board of Directors of Lynch Interactive Corporation.















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


                                    SIGNATURE

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LYNCH INTERACTIVE CORPORATION

                                                 /s/ John A. Cole
                                                 ----------------
                                                 John A. Cole
                                                 Vice President, General Counsel
                                                 and Secretary




Date: December 15, 2005
















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